UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 30, 2007

(Date of earliest event reported)

BANK BUILDING CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	33-64520	54-1714800
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1300 Kings Mountain Road, Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(276) 656-1776

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 — Other Events

Item 8.01	Other Events

On November 30, 2007, Carter Bank & Trust (“Carter Bank”) and Bank Building Corporation (“Bank Building”) issued a joint press release announcing that the two companies had entered into preliminary discussions regarding a potential acquisition of Bank Building by Carter Bank. Carter Bank and Bank Building have not entered into any definitive agreement, agreement in principle or signed contract in response to the preliminary discussions and there can be no assurance that any such agreement will be reached. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Joint Press Release of Carter Bank & Trust and Bank Building Corporation, dated November 30, 2007 (incorporated by reference to Exhibit (a)(2) to the Schedule 14D-9 filed by Bank Building Corporation with the Securities and Exchange Commission on November 30, 2007).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK BUILDING CORPORATION

By:	/s/ Worth Harris Carter, Jr.
Worth Harris Carter, Jr.
Chairman of the Board and President

Dated: November 30, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of Carter Bank & Trust and Bank Building Corporation, dated November 30, 2007 (incorporated by reference to Exhibit (a)(2) to the Schedule 14D-9 filed by Bank Building Corporation with the Securities and Exchange Commission on November 30, 2007).

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